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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2015

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01    Regulation FD Disclosures

On November 25, 2015, Regency Centers Corporation. (the “Company”) physically settled its forward sale agreements dated January 14, 2015 and January 15, 2015 (the “Forward Sale Agreements”) with Wells Fargo Bank, National Association (the “Forward Purchaser”) by delivering an aggregate of 2,875,000 shares of the Company’s common stock. Upon physical settlement of the Forward Sale Agreements, the Company received net proceeds of approximately $186 million, after deducting adjustments for interest, dividends, and the underwriters’ discount and before deducting estimated offering expenses.
As previously announced, on January 15, 2015, the Company priced an offering of its common stock, par value $0.01 per share (the “Offering”). In connection with the Offering, the Company entered into the Forward Sale Agreements and an underwriting agreement dated January 14, 2015 (the “Underwriting Agreement”) by and among the Company, the Forward Purchaser, the Forward Seller (as defined therein) and Wells Fargo Securities, LLC, as an underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Forward Seller borrowed and sold to the Underwriter an aggregate of 2,875,000 shares of the Company’s common stock. The Forward Sale Agreements relate to the forward sale by the Company of a number of shares of common stock equal to the number of shares of common stock borrowed and sold by the Forward Seller pursuant to the Underwriting Agreement.
The Offering is described in the prospectus supplement of the Company, dated January 15, 2015, together with the related prospectus dated March 4, 2014. The description of the Underwriting Agreement and the Forward Sale Agreements set forth above is qualified in its entirety by reference to the Underwriting Agreement and the Forward Sale Agreements, which are filed as Exhibits 1.1, 10.1 and 10.2 respectively, to the Company’s Current Report on Form 8-K filed on January 16, 2015.
On November 25, 2015, the Company issued a press release announcing the settlement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in this item shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated November 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
November 25, 2015	By:	/s/ J. Christian Leavitt J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

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